Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 20, 2006, by and among Orchid Cellmark Inc., a Delaware corporation with headquarters located at 4390 US Route One, Princeton, NJ 08540 (the “Company”), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell to each Investor, upon the terms and conditions stated in this Agreement that aggregate number of shares of the Common Stock, par value $.001 per share, of the Company (the “Common Stock”), set forth opposite such Investor’s name in column two (2) on the Schedule of Investors in Exhibit A (which aggregate amount for all Investors together shall be 4,874,630 shares of Common Stock and shall collectively be referred to herein as the “Common Shares”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agent” has the meaning set forth in Section 3.1(l).

“Agreement” has the meaning set forth in the Preamble.

“Best Efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as reasonably practical; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Company to dispose of any or all of its assets (other than cash) or make any change to its business, expend substantial funds or incur any other significant burden.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.

“Closing Date” means the date and time of the Closing, which shall be November 21, 2006 or such other date and time as is mutually agreed to by the Company and the Investors.

“Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority-in-interest of the Investors.

“Common Shares” has the meaning set forth in the Preamble.

“Common Stock” has the meaning set forth in the Preamble.

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“8-K Filing” has the meaning set forth in Section 4.4.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, The Nasdaq Global Market or The Nasdaq Capital Market.

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Event” has the meaning set forth in Section 6.1(d).

“Event Payments” has the meaning set forth in Section 6.1(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Events” has the meaning set forth in Section 6.1(d).

“Excluded Investors” means Cowen and Company, LLC and its Affiliates.

“Filing Date” means the 45th day after the Closing Date.

“GAAP” has the meaning set forth in Section 3.1(g).

“Hazardous Materials” has the meaning set forth in Section 3.1(dd).

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

“Insolvent” has the meaning set forth in Section 3.1(h).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(t).

“Investor” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (ii) materially and adversely impair the Company’s ability to perform its obligations under any of the Transaction Documents, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a materially disproportionate effect on the Company and its Subsidiaries taken as a whole.

“Material Permits” has the meaning set forth in Section 3.1(v).

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, or a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Common Shares issued pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Required Effectiveness Date” means (i) if the Registration Statement does not become subject to review by the SEC, the date which is the earliest of (a) ninety (90) days after the Closing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that the Registration Statement will not become subject to review and the Company fails to request to accelerate the effectiveness of the Registration Statement, or (ii) if the Registration Statement becomes subject to review by the SEC, one hundred and twenty (120) days after the Closing Date.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities Act” has the meaning set forth in the Preamble.

“Shares” means shares of the Company’s Common Stock.

“Short Sales” has the meaning set forth in Section 3.2(h).

“Subsidiary” means any direct or indirect subsidiary of the Company.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the The Nasdaq Global Market (or any successor thereto), or (c) if trading ceases to occur on the The Nasdaq Global Market (or any successor thereto), any Business Day.

“Trading Market” means The Nasdaq Global Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, and the Transfer Agent Instructions.

“Transfer Agent” means American Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares for the price set forth opposite such Investor’s name on Exhibit A hereto under the heading “Common Shares.” The date and time of the Closing and shall be 11:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of the Company’s Counsel.

2.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i) one or more stock certificates (or copies thereof provided by the Transfer Agent), free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Common Shares set forth opposite such Investor’s name on Exhibit A hereto under the heading “Common Shares,” registered in the name of such Investor;

(ii) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Investors;

(iii) duly executed Transfer Agent Instructions acknowledged by the Transfer Agent; and

(iv) a copy of the “Notification Form: Listing of Additional Shares” submitted to The NASDAQ Stock Market LLC covering all of the Registrable Securities.

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the purchase price set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchase Price” in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

(a) Subsidiaries. Each of the Company’s Subsidiaries that is a “significant subsidiary” under Rule 1-02(w) of Regulation S-X is listed in Schedule 3.1(a) hereto (collectively, the “Material Subsidiaries”). Except as disclosed in Schedule 3.1(a) hereto or in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Material Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of each Material Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Material Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Material Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Material Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Material Subsidiary is a party or by which any property or asset of the Company or any Material Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Material Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including the primary Trading Market on which the Common Stock is traded), or by which any property or asset of the Company or a Material Subsidiary is bound or affected, except to the extent that such violation would not have a Material Adverse Effect.

(e) The Common Shares. The Common Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than those imposed by Investors) and will not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof at the time of issuance of the Common Shares, the offer, issuance and sale of the Common Shares to the Investors pursuant to the Agreement are exempt from the registration requirements of the Securities Act.

(f) Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(f) hereto. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in Schedule 3.1(f) hereto or in the SEC Reports, the Company did not have outstanding at November 20, 2006 any other options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, and, other than the Transaction Documents, has not entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Common Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as disclosed in the SEC Reports and any Schedules filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(f) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

(g) SEC Reports; Financial Statements. Except as disclosed in Schedule 3.1(g) or in the SEC Reports, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. As of their respective dates, the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that information contained in any SEC Report has been revised or superseded by a later filed SEC Report. Except as set forth in the SEC Reports, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing except to the extent that information contained in any SEC Report has been revised or superseded by a later filed SEC Report. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(h) No Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, in press releases or other “public disclosures” as such term is defined in Section 101(c) of Regulation FD of the Exchange Act or in Schedule 3.1(h) hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors, or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the applicable Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(h), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged for the current fiscal year as such business is now conducted and is proposed to be conducted.

(i) Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim, or proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Material Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect.

(j) Compliance. Except as described in Schedule 3.1(j) or as disclosed in the SEC Reports, neither the Company nor any Material Subsidiary, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Material Subsidiary under), nor has the Company or any Material Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority applicable to it.

(k) Title to Assets. The Company and the Subsidiaries have good and marketable title to all real property owned by them that is material to the business of the Company and the Subsidiaries taken as a whole and good and marketable title to all personal property owned by them that is material to the business of the Company and the Subsidiaries taken as a whole, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company and the Material Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Material Subsidiaries are in material compliance.

(l) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for Persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Common Shares pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Common Shares pursuant to this Agreement. The Company acknowledges that is has engaged Cowen and Company, LLC as its exclusive placement agent (the “Agent”) in connection with the sale of the Common Shares. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Common Shares.

(m) Private Placement. Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Common Shares as contemplated hereby or (ii) cause the offering of the Common Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(n) No Form S-3 Eligibility. The Company is not eligible to register the Common Shares for resale by the Investors using Form S-3 promulgated under the Securities Act.

(o) Listing and Maintenance Requirements. Except as disclosed in Schedule 3.1(o) or in the SEC Reports, the Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.

(p) Registration Rights. Except as disclosed in Schedule 3.1(p) or the SEC Reports, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied or waived.

(q) Application of Takeover Protections. Except as disclosed in Schedule 3.1(q) or in the SEC Reports, there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and the Investors’ ownership of the Common Shares.

(r) Disclosure. The Company confirms that neither it nor any of its officers, directors or Affiliates, has provided any of the Investors (other than Excluded Investors) or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Common Shares, as contemplated by this Agreement). The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company (other than Excluded Investors). All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(s) Acknowledgment Regarding Investors’ Purchase of Common Shares. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Common Shares. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(t) Patents and Trademarks. To the knowledge of the Company, the Company and its Material Subsidiaries own, or possess adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses now conducted unless described in the SEC Reports, where the failure to so own or possess would have a Material Adverse Effect. Except as set forth in Schedule 3.1(t) or in the SEC Reports, none of the patents or registered trademarks of the Company that are included in the Company’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within two years from the date of this Agreement. Except as set forth in Schedule 3.1(t), the Company has not received any written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the patents or registered trademarks of others that would individually, or in the aggregate, have a Material Adverse Effect. Except as disclosed in the SEC Reports, or as set forth in Schedule 3.1(t), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Material Subsidiaries regarding its Intellectual Property Rights that would individually, or in the aggregate, have a Material Adverse Effect.

(u) Insurance. The Company and the Material Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the Material Subsidiaries are engaged.

(v) Regulatory Permits. The Company and the Material Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits does not, individually or in the aggregate, have a Material Adverse Effect (“Material Permits”), and neither the Company nor any Material Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(w) Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Company’s SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries that would be required to be reported on Form 10-K (other than transactions for agreements relating to ordinary course services as employees, officers or directors or the grant of stock options, restricted stock, stock or related rights, pursuant to compensation plans described in the SEC Reports in connection with such service), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(x) Internal Accounting Controls. Except as disclosed in the SEC Reports or in Schedule 3.1(x), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) access to assets is permitted only in accordance with management’s general or specific authorization.

(y) Sarbanes-Oxley Act. Except as disclosed in the SEC Reports, the Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(z) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries pursuant to agreement with the Company has, in the course of its actions for, or on behalf of, the Company is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended.

(aa) Subsidiary Rights. Except as set forth in Schedule 3.1(aa) or in the SEC Reports, the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law or by the terms of agreements described in or filed as exhibits to the SEC Reports) to receive dividends and distributions on, all capital securities of its Subsidiaries that are owned by the Company or such Subsidiary.

(bb) Tax Status. The Company and each of its Subsidiaries (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on its foreign, federal and state income tax returns, reports and declarations, except those being contested in good faith and (ii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply to the extent required under generally accepted accounting principles. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

(cc) Indebtedness. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(dd) Labor Matters. The Company and its Material Subsidiaries are in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, except where the failure to be in compliance would not, either individually or in the aggregate, have a Material Adverse Effect.

(ee) Environmental Laws. The Company and its Material Subsidiaries (i) are in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval except where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply or so receive would, individually or in the aggregate, have a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Common Shares hereunder has been duly authorized by all necessary action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b) No Public Sale or Distribution. Such Investor is acquiring the Common Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Common Shares to or through any Person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Common Shares for any minimum or other specific term and reserves the right to dispose of the Common Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status. At the time such Investor was offered the Common Shares, it was, and at the date hereof it is, an “accredited investor” pursuant to Sections (a)(1), (2), (3), (7) and (8) of Rule 501 under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit B-2 (attached hereto) on or prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer.

(d) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Common Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Investor acknowledges receipt of copies of the SEC Reports.

(f) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(g) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(h) Transactions in Securities. No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has (i) engaged in any purchase or sale (including, without limitation, any Short Sales involving any of the Company’s securities), (ii) contracted to or granted any option to purchase or sell (including, without limitation, any Short Sales involving any of the Company’s securities), (iii) established, liquidated, increased or decreased a “put equivalent position” or a “call equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or (iv) otherwise disposed of securities of the Company (including, without limitation, any Short Sales involving any of the Company’s securities), since the time that such Investor was first contacted by the Company, the Agent or any other Person regarding this investment in the Company, in each case, other than the purchase of the Common Shares pursuant to this Agreement. The transactions described in clauses (i) through (iv) of the preceding sentence are referred to herein as “Specified Transactions.” Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Specified Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Notwithstanding the foregoing, with respect to LB I Group Inc., this Section 3.2(h) shall apply to the Global Trading Strategies group, as currently configured, of Lehman Brothers Holdings Inc., and shall not apply to any other person, affiliate, subsidiary, business unit, area, group or division of Lehman Brothers Holdings Inc. who has not been notified of the transactions contemplated by this Agreement.

(i) Restricted Securities. The Investors understand that the Common Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(j) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Common Shares may bear the legend set forth in Section 4.1(b).

(k) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Common Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares. Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Common Shares, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Investors covenant that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Common Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Common Shares by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Common Shares.

(b) The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Common Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM,

OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Certificates evidencing Common Shares shall not be required to contain such legend or any other legend (i) while a registration statement (including the Registration Statement) covering the resale of the Common Shares is effective under the Securities Act, (ii) following any sale of such Common Shares pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Common Shares can be sold under Rule 144, (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Common Shares are eligible for sale under Rule 144(k), or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the formal written confirmation included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Common Shares, the Company will no later than three Trading Days following the delivery by an Investor to the Company or the Transfer Agent of (i) a legended certificate representing such Common Shares, and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Common Shares that is free from all restrictive and other legends. The Company shall issue an instruction to the Transfer Agent as set forth in Exhibit E hereto with respect to requests by Holders to issue such Common Shares in accordance with the foregoing sentence via The Depository Trust Company’s Deposit/Withdrawal at Custodian, or DWAC system. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

If within three Trading Days after the Company’s receipt of a legended certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above, the Company shall fail to issue and deliver to such Investor a certificate representing such Securities that is free from all restrictive and other legends, and if on or after such third Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock that the Investor anticipated receiving from the Company without any restrictive legend (the “Covering Shares”), then the Company shall, within three Trading Days after the Investor’s request, pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s total purchase price (including brokerage commissions, if any, up to $100 in the aggregate for any Investor) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above. The Company shall pay all fees of the Transfer Agent in connection with this Section 4.1(b).

(c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Common Shares in connection with a bona fide margin agreement or other bona fide loan or financing arrangement secured by the Common Shares, and if required under the terms of such bona fide agreement, loan or arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Common Shares to the pledgee or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Common Shares or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Common Shares may reasonably request in connection with a pledge or transfer of the Common Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Notwithstanding the foregoing, each Investor agrees that no such pledge, grant of security interest or transfer shall be made in violation of the Securities Act. Neither the Company’s indemnification obligations pursuant to Section 6.4 or the Company’s contribution obligations pursuant to Section 6.4(d) shall extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

4.2 Furnishing of Information. Until the date that any Investor owning Common Shares may sell all of them under Rule 144(k) of the Securities Act (or any successor provision), the Company covenants to use its reasonable Best Efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Until the date that any Investor owning Common Shares may sell all of them under Rule 144(k) of the Securities Act (or any successor provision), the Company further covenants that it will take such further action as any holder of Common Shares may reasonably request to make available the information specified in paragraph (c) of Rule 144.

4.3 Integration. The Company shall not, and shall use its commercially reasonably efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Common Shares in a manner that would require the registration under the Securities Act of the sale of the Common Shares to the Investors or that would be integrated with the offer or sale of the Common Shares for purposes of the rules and regulations of any Trading Market.

4.4 Securities Laws Disclosure; Publicity. The Company shall, on or before 9:30 a.m., New York time, on the first Trading Day following execution of this Agreement, issue a press release reasonably acceptable to the Investor acquiring the largest number of Common Shares disclosing all material terms of the transactions contemplated hereby. On or prior to the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as an exhibit to such Current Report on Form 8-K this Agreement (including the schedules and the names, and addresses of the Investors and the amount(s) of Common Shares respectively purchased), in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby. Except as herein provided, and except for disclosure in the Registration Statement, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor, unless otherwise required by law or Trading Market regulations. The Company shall not, and shall cause each of its Subsidiaries not to, and shall instruct its and each of their respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the above referenced press release without the express written consent of such Investor and the Company. No Investor shall issue any press release or otherwise make any public statement, filing or other communication with respect to the transactions contemplated by the Transaction Documents without the prior consent of the Company, except if such disclosure is required by law, in which case the Investor shall promptly provide the Company with prior notice of such public statement, filing or other communication in a manner which affords, when reasonably available, an opportunity for the Company to review and comment on the proposed disclosure.

4.5 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Common Shares for working capital and general corporate purposes, including, but not limited to acquiring or investing in technologies, products, services or other businesses, although the Company has no material commitments with respect to these types of transactions. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or as otherwise pursuant to the Company’s customary investment policies.

ARTICLE V

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Common Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date; and

(b) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Common Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

(b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

ARTICLE VI

REGISTRATION RIGHTS

6.1 Registration Statement.

(a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement on Form S-1, or other appropriate form on which the Company is then eligible to file a Registration Statement in accordance with the Securities Act and the Exchange Act, covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit D.

(b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Common Shares covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) but in no event for a period of more than two years from the Closing Date (the “Effectiveness Period”); provided that, upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company, within five (5) Trading Days after receipt of such notice, shall request acceleration of such Registration Statement and request that such Registration Statement becomes effective after 4:00 p.m. New York City time on the Effective Date.

(c) The Company shall notify the Investors in writing promptly (and in any event within two Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

(d) Should an Event (as defined below) occur, then upon the occurrence of such Event and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Investor who provides to the Company reasonable written evidence of its ownership of the Common Shares at the time of each such Event (including the number of Common Shares held by such Investor as of each such date) an amount in cash, as liquidated damages and not as a penalty, equal to three-quarters of one percent (0.75%) of (i) the number of Common Shares held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Common Shares then held; provided, however, that the total amount of payments pursuant to this Section 6.1(d) shall not exceed, when aggregated with all such payments paid to all Investors, ten percent (10%) of the aggregate purchase price. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) commencing thirty (30) days after the Investor provided such reasonable evidence of ownership hereunder until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month.

For such purposes, each of the following shall constitute an “Event”:

(i) the Registration Statement is not filed on or prior to the Filing Date;

(ii) the Registration Statement is not declared effective on or prior to the Required Effectiveness Date;

(iii) except as provided for in Section 6.1(e) (the “Excluded Events”), after the Effective Date but prior to the end of the Effectiveness Period, an Investor is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Investor) for fifteen (15) or more consecutive Trading Days during the Effectiveness Period; or

(iv) with respect to an Investor, the Company fails for any reason to deliver a certificate evidencing any Common Shares to such Investor within five Trading Days after delivery of such certificate is required pursuant to any Transaction Document, other than as a result of the fault of an Investor.

(e) Notwithstanding anything in this Agreement to the contrary, after the 45th Trading Day following the Effective Date, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6(e) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(f) The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any reasonably necessary or advisable amendment to a registration statement that was filed with SEC prior to the Closing Date and other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8.

(g) Notwithstanding anything in the Transaction Documents to the contrary, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor or to make any Event Payments set forth in Section 6.1(c) to such Investor that such Investor timely furnish to the Company the information specified in Exhibits B-1, B-2, B-3 and B-4 hereto and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit D hereto) as shall be reasonably required to effect the registration of such Registrable Securities and each Investor shall complete and timely execute such documents in connection with such registration as the Company may reasonably request.

6.2 Registration Procedures. In connection with the Company’s registration obligations under Section 6.1(a) and Section 6.1(b), the Company shall:

(a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to those Investors who have supplied the Company with email addresses on the signature pages hereto copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the SEC such comments regarding the Investors as the Investors may reasonably and promptly propose no later than two days after the Investors have been so furnished with copies of such documents as aforesaid.

(b) (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within twelve (12) Trading Days (except to the extent that the Company reasonably requires additional time to respond to comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify those Investors who have supplied the Company with e-mail addresses on the signature pages hereto as promptly as reasonably possible, and (if requested by the Investors confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or receives written notice of the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its reasonable Best Efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) If requested by an Investor, provide such Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto (in the manner described in the Prospectus) to the extent permitted by federal and state securities laws and regulations.

(g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) use commercially reasonable efforts to cause such Common Shares to be approved for listing on each Trading Market as soon as reasonably possible thereafter; and (iii) except as a result of the Excluded Events, during the Effectiveness Period, use commercially reasonable efforts to maintain the listing of such Common Shares on each such Trading Market or another Eligible Market.

(h) Prior to any public offering of Registrable Securities, use its reasonable Best Efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such

Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions in the United States of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may reasonably request.

(j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(l) Use commercially reasonable efforts to comply with all rules and regulations of the SEC applicable to the registration of the Common Shares.

(m) Comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or blue sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. The Investors shall be responsible for paying the underwriters’ commission or brokerage fees and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of Registrable Securities.

6.4 Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) any breach of any representation or warranty made by the Company in this Agreement, (ii) any failure of the Company to comply with any covenant or agreement of the Company contained in this Agreement, or (iii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are made in reliance upon and in strict conformity with information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or (B) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses; but, with respect to clauses (i) and (ii) above, only to the extent such Losses do not arise out of or relate to (I) any breach of a representation or warranty made by such Investor in this Agreement or (II) any failure to comply by such Investor with any covenant or agreement of such Investor contained in this Agreement.

(b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to (i) any breach of any representation or warranty made by such Investor in this Agreement, (ii) any failure of the Investor to comply with any covenant, agreement or obligation of such Investor contained in this Agreement, or (iii) any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (A) such untrue statements or omissions are made in reliance upon and in strict conformity with information regarding such Investor furnished to the Company by such Investor in writing expressly for use therein, (B) such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor expressly for use in the Registration Statement (it being understood that the information provided by the Investor to the Company in Exhibits B-1, B-2, B-3 and B-4 and the Plan of Distribution set forth on Exhibit D, and other information provided by the Investor to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), or (C) if the Company has provided a notice under Section 6.1(e) or in the case of an occurrence of an event of the type specified in Section 6.2(c)(iv) (in the case of a request for an amendment), (v), (vi) or (vii), the use by such Investor of the Prospectus after the Company has notified such Investor in writing pursuant to Section 6.1(e) or 6.2(c) and prior to the receipt by such Investor pursuant to Section 6.1(e) or 6.2(c) that the Prospectus, as then amended or supplemented, may be used; but, with respect to clauses (i) and (ii) above, only to the extent such Losses do not arise out of or relate to (I) any breach of any representation or warranty made by the Company in this Agreement or (II) any failure of the Company to comply with any covenant or agreement of the Company contained in this Agreement. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise, but other than by reason of the specified exclusions to indemnification under Section 6.4(a) or (b)), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(iv) (with respect to a request for an amendment), (v), (vi) or (vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be used. The Company may provide appropriate stop orders to the Transfer Agent to enforce the provisions of this Section 6.5 and Section 6.1(e).

6.6 No Piggyback on Registrations. Except as set forth on Schedule 6.7, neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities.

6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor not then eligible to sell all of their Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall advise; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include

Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Investor or other holder. If an offering in connection with which an Investor is entitled to registration under this Section 6.7 is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters and such other agreements as shall be required by the underwriter or underwriters. Upon the effectiveness the registration statement for which piggy-back registration has been provided in this Section 6.7, any Event Payments payable to an Investor whose Common Shares are included in such registration statement shall terminate.

ARTICLE VII

MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Common Shares.

7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Common Shares, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY

IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Replacement of Common Shares. If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Common Shares.

7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.18 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

7.19 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any other person, firm or corporation (including without limitation any other Investor), other than the Company (to the extent set forth in this Agreement), in deciding to invest and in making its investment in the Company. Each Investor agrees that no other Investor nor the respective controlling persons, officers, directors, partners, agents or employees of any other Investor shall be liable to such Investor for any losses incurred by such Investor in connection with its investment in the Company.

7.20 Like Treatment of Investors. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration to any Investor for or as an inducement to, or in connection with solicitation of, any consent, waiver or amendment of any terms or provisions of this Agreement unless such consideration is paid to all Investors bound by such consent, waiver or amendment, whether or not such Investors so consent, waive or agree to amend.

7.21 Acknowledgment Regarding Purchase. The Company acknowledges that no Investor is acting or has acted as an advisor, agent or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and any advice given by any Investor or any of its respective representatives in connection with this Agreement is merely incidental to the Investors’ purchase of Common Shares. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ORCHID CELLMARK INC.

	By:	/s/ Thomas A. Bologna
	Name:	Thomas A. Bologna
	Title:	President and Chief Executive Officer

Address for Notice:

Orchid Cellmark Inc.
4390 US Route One North
Princeton, NJ 08540
Facsimile No.: (609) 750-6405
Telephone No.: (609) 750-2200
Attn: Chief Financial Officer

With copies to:	Orchid Cellmark Inc.
4390 US Route One North
Princeton, NJ 08540
Facsimile No.: (609) 750-6405
Telephone No.: (609) 750-2200
Attn: General Counsel

and	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Facsimile No.: (617) 542-2241
Telephone No.: (617) 542-6000
Attn: John J. Cheney, III, Esq.

COMPANY SIGNATURE PAGE

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

LB I Group Inc.

By:	/s/ Jeffrey Ferrell
Name:	Jeffrey Ferrell
Title:	Vice President

Address:	399 Park Avenue (9th Floor)
New York, NY 10022
c/o William Yelsits

Telephone No.: (212) 526-2431
Facsimile No.: (646) 758-1630
Email Address: wyelsits@lehman.com
Number of Shares: 1,041,566
Aggregate Purchase Price: $2,999,710.08

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Accipiter Life Sciences Fund II (Offshore), Ltd.

By:	/s/ Gabe Hoffman
Name:	Gabe Hoffman
Title:	Director

Address:	c/o Accipiter Capital Management, LLC
399 Park Avenue, 38th Floor
New York, NY 10022

Telephone No.: 212-705-8700
Facsimile No.: 212-705-8720
Email Address: ghoffman@accipitercm.com
Number of Shares: 505,281
Aggregate Purchase Price: $1,455,209.28

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Accipiter Life Sciences Fund II (QP), Ltd.

By:	/s/ Gabe Hoffman
Name:	Gabe Hoffman
Title:	Managing Member of GP

Address:	c/o Accipiter Capital Management, LLC
399 Park Avenue, 38th Floor
New York, NY 10022

Telephone No.: 212-705-8700
Facsimile No.: 212-705-8750
Email Address: ghoffman@accipitercm.com
Number of Shares: 314,059
Aggregate Purchase Price: $904,489.92

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Accipiter Life Sciences Fund, LP

By:	/s/ Gabe Hoffman
Name:	Gabe Hoffman
Title:	Managing Member of GP

Address:	c/o Accipiter Capital Management, LLC
399 Park Avenue, 38th Floor
New York, NY 10022

Telephone No.: 212-705-8700
Facsimile No.: 212-705-8750
Email Address: ghoffman@accipitercm.com
Number of Shares: 69,514
Aggregate Purchase Price: $200,200.32

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Accipiter Life Sciences Fund II, LP

By:	/s/ Gabe Hoffman
Name:	Gabe Hoffman
Title:	Managing Member of GP

Address:	c/o Accipiter Capital Management, LLC
399 Park Avenue, 38th Floor
New York, NY 10022

Telephone No.: 212-705-8700
Facsimile No.: 212-705-8750
Email Address: ghoffman@accipitercm.com
Number of Shares: 51,443
Aggregate Purchase Price: $148,155.84

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Accipiter Life Sciences Fund (Offshore), Ltd.

By:	/s/ Gabe Hoffman
Name:	Gabe Hoffman
Title:	Director

Address:	c/o Accipiter Capital Management, LLC
399 Park Avenue, 38th Floor
New York, NY 10022

Telephone No.: 212-705-8700
Facsimile No.: 212-705-8750
Email Address: ghoffman@accipitercm.com
Number of Shares: 19,703
Aggregate Purchase Price: $56,744.64

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Potomac Capital Partners LP

By:	/s/ Kenneth Berkow
Name:	Kenneth Berkow
Title:	CFO

Address:	c/o Potomac Capital Management
825 Third Avenue, 33rd Floor
New York, NY 10022

Telephone No.: 212-521-5115
Facsimile No.: 212-521-5116
Email Address: kberkow@potomaccap.com
Number of Shares: 367,925
Aggregate Purchase Price: $1,059,624.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Pleiades Investment Partners-R LP

By:	/s/ Kenneth Berkow
Name:	Kenneth Berkow
Title:	CFO

Address:	c/o Potomac Capital Management
825 Third Avenue, 33rd Floor
New York, NY 10022

Telephone No.: 212-521-5115
Facsimile No.: 212-521-5116
Email Address: kberkow@potomaccap.com
Number of Shares: 260,500
Aggregate Purchase Price: $750,240.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Potomac Capital International Ltd

By:	/s/ Kenneth Berkow
Name:	Kenneth Berkow
Title:	CFO

Address:	c/o Potomac Capital Management
825 Third Avenue, 33rd Floor
New York, NY 10022

Telephone No.: 212-521-5115
Facsimile No.: 212-521-5116
Email Address: kberkow@potomaccap.com
Number of Shares: 239,630
Aggregate Purchase Price: $690,134.40

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

UBS O’Connor LLC FBO

O’Connor Global Convertible Arbitrage Master Ltd.

By:	/s/ George Locasto
Name:	George Locasto
Title:	Managing Director

Address:	UBS O’Connor LLC
One N. Wacker Drive, 32nd Floor
Chicago, IL 60606

Telephone No.: 312-525-5839
Facsimile No.: 312-525-6271
Email Address: jeff.richmond@ubs.com
Number of Shares: 361,600
Aggregate Purchase Price: $1,041,408.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

UBS O’Connor LLC FBO

O’Connor PIPES Corporate Strategies Master Ltd.

By:	/s/ George Locasto
Name:	George Locasto
Title:	Managing Director

Address:	UBS O’Connor LLC
One N. Wacker Drive, 32nd Floor
Chicago, IL 60606

Telephone No.: 312-525-5839
Facsimile No.: 312-525-6271
Email Address: jeff.richmond@ubs.com
Number of Shares: 200,000
Aggregate Purchase Price: $576,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

UBS O’Connor LLC FBO

O’Connor Global Convertible Arbitrage II Master Ltd.

By:	/s/ George Locasto
Name:	George Locasto
Title:	Managing Director

Address:	UBS O’Connor LLC
One N. Wacker Drive, 32nd Floor
Chicago, IL 60606

Telephone No.: 312-525-5839
Facsimile No.: 312-525-6271
Email Address: jeff.richmond@ubs.com
Number of Shares: 38,400
Aggregate Purchase Price: $110,592.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Capital Ventures International by: Heights Capital Management, Inc. its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

Address:	c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, CA 94111

Telephone No.: 415-403-6500
Facsimile No.: 415-403-6525

Email Address:	Martin.Kobinger@sig.com Sam.Winer@sig.com

Number of Shares: 300,000
Aggregate Purchase Price: $864,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Cranshire Capital, L.P.

By:	/s/ Miteley P. Kopine
Name:	Miteley P. Kopine
Title:	President Downeview Capital
The General Partner

Address:	3100 Dundee Road, Suite 703
Northbrook, IL 60062

Telephone No.: 847-562-9030
Facsimile No.: 847-562-9031
Email Address: mkopine@cranshirecapital.com
Number of Shares: 250,000
Aggregate Purchase Price: $720,000.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Iroquois Mgmt Fund Ltd.

By:	/s/ Joshua Silverman
Name:	Joshua Silverman
Title:	Authorized Signatory

Address:	641 Lexington Ave., 26th Floor
New York, NY 10022

Telephone No.: 212-974-3070
Facsimile No.: 212-207-3452
Email Address:
Number of Shares: 250,000
Aggregate Purchase Price: $720,000.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Valesco Healthcare Master Fund, L.P.

By:	/s/ Keith Maher
Name:	Keith Maher
Title:	Portfolio Manager, Valesco Healthcare GP, LLC, general partner of Valesco Healthcare Master Fund, LP

Address:	787 7th Ave, 48th Floor
New York, NY 10019

Telephone No.:	212-554-4307
212-554-4211

Facsimile No.: 212-515-4355

Email Address:	Kmaher@paramountbio.com;
mdavis@paramountbio.com
Number of Shares: 86,831
Aggregate Purchase Price: $250,073.28

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Otago Partners, LLC

By:	/s/ Lindsay A. Rosenwald, MD
Name:	Lindsay A. Rosenwald, MD
Title:	Managing Member

Address:	787 7th Ave, 48th Floor
New York, NY 10019

Telephone No.: 212-554-4211
Facsimile No.: 212-554-4355
Email Address:	Mchill@paramountbio.com;
mdavis@paramountbio.com
Number of Shares: 66,338
Aggregate Purchase Price: $191,053.44

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Aries Master Fund II

By:	/s/ Lindsay A. Rosenwald, MD
Name:	Lindsay A. Rosenwald, MD
Title:	Chairman, Paramount BioCapital Asset Management Inc, Investment Manager of Aries Master Fund II

Address:	787 7th Ave, 48th Floor
New York, NY 10019

Telephone No.: 212-554-4272
Facsimile No.: 212-554-4355
Email Address:	mdavis@paramountbio.com
Number of Shares: 51,230
Aggregate Purchase Price: $147,542.40

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Aries Domestic Fund, I, LP

By:	/s/ Lindsay A. Rosenwald, MD
Name:	Lindsay A. Rosenwald, MD
Title:	Chairman, Paramount BioCapital Asset Management Inc, General Partner of Aries Domestic Fund I, LP

Address:	787 7th Ave, 48th Floor
New York, NY 10019

Telephone No.: 212-554-4272
Facsimile No.: 212-554-4355

Email Address:	mdavis@paramountbio.com
Number of Shares: 19,971
Aggregate Purchase Price: $57,516.48

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Aries Domestic Fund II, LP

By:	/s/ Lindsay A. Rosenwald, MD
Name:	Lindsay A. Rosenwald, MD
Title:	Chairman, Paramount BioCapital Asset Management Inc, General Partner of the Aries Domestic Fund II, LP

Address:	787 7th Ave, 48th Floor
New York, NY 10019

Telephone No.: 212-554-4272
Facsimile No.: 212-554-4355
Email Address:	mdavis@paramountbio.com
Number of Shares: 15,630
Aggregate Purchase Price: $45,014.40

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Hudson Bay Overseas Fund Ltd

By:	/s/ Yoav Roth
Name:	Yoav Roth
Title:	Principal and Portfolio Manager

Address:	120 Broadway, 40th Floor
New York, NY 10271

Telephone No.: 212-571-1244
Facsimile No.: 212-571-1279
Email Address:	yroth@hudsonbaycapital.com mlee@hudsonbaycapital.com dchiu@hudsonbaycapital.com
Number of Shares: 104,000
Aggregate Purchase Price: $299,520.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Hudson Bay Fund LP

By:	/s/ Yoav Roth
Name:	Yoav Roth
Title:	Principal and Portfolio Manager

Address:	120 Broadway, 40th Floor
New York, NY 10271

Telephone No.: 212-571-1244
Facsimile No.: 212-571-1279
Email Address:	yroth@hudsonbaycapital.com mlee@hudsonbaycapital.com dchiu@hudsonbaycapital.com
Number of Shares: 96,000
Aggregate Purchase Price: $276,480.00

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Truk Opportunity Fund, LLC

By: Atoll Asset Management, LLC

By:	/s/ Stephen Saltzstein
Name:	Stephen Saltzstein
Title:	Managing Director

Address:	One East 52nd Street
Sixth Floor
New York, NY 10022

Telephone No.: 212-888-2224
Facsimile No.: 212-888-0334
Email Address:	ssalt@ramcapital.com
Number of Shares: 146,859
Aggregate Purchase Price: $422,953.92

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 20, 2006 (the “Purchase Agreement”) by and among Orchid Cellmark Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Truk International Fund, LP

By: Atoll Asset Management, LLC

By:	/s/ Stephen Saltzstein
Name:	Stephen Saltzstein
Title:	Managing Director

Address:	One East 52nd Street
Sixth Floor
New York, NY 10022

Telephone No.: 212-888-2224
Facsimile No.: 212-888-0334
Email Address:	ssalt@ramcapital.com
Number of Shares: 18,150
Aggregate Purchase Price: $52,272.00

Exhibits:

A	Schedule of Investors

B	Instruction Sheet for Investors

B-1	Stock Certificate Questionnaire

B-2	Registration Statement Questionnaire

B-3	Investor Certificate for Individual Investor

B-4	Investor Certificate for Corporation, Partnership, Limited Liability Company, Trust, Foundation and Joint Investors

C	Opinion of Company Corporate Counsel

D	Plan of Distribution

E	Company Transfer Agent Instructions

Exhibit A

Schedule of Investors

Investor	Common Shares	Purchase Price
LB I Group Inc.	1,041,566	$2,999,710.08
Accipiter Life Sciences Fund II (Offshore), Ltd.	505,281	1,455,209.28
Accipiter Life Sciences Fund II (QP), Ltd.	314,059	904,489.92
Accipiter Life Sciences Fund, LP	69,514	200,200.32
Accipiter Life Sciences Fund II, LP	51,443	148,155.84
Accipiter Life Sciences Fund (Offshore), Ltd.	19,703	56,744.64
Potomac Capital Partners LP	367,925	1,059,624.00
Pleiades Investment Partners-R LP	260,500	750,240.00
Potomac Capital International Ltd	239,630	690,134.40
UBS O’Connor LLC FBO O’Connor Global Convertible Arbitrage Master Ltd.	361,600	1,041,408.00
UBS O’Connor LLC FBO O’Connor PIPES Corporate Strategies Master Ltd.	200,000	576,000
UBS O’Connor LLC FBO O’Connor Global Convertible Arbitrage II Master Ltd.	38,400	110,592.00
Capital Ventures International	300,000	864,000
Cranshire Capital, L.P.	250,000	720,000.00
Iroquois Mgmt Fund Ltd.	250,000	720,000.00
Valesco Healthcare Master Fund, L.P.	86,831	250,073.28
Otago Partners, LLC	66,338	191,053.44
Aries Master Fund II	51,230	147,542.40
Aries Domestic Fund, I, LP	19,971	57,516.48
Aries Domestic Fund II, LP	15,630	45,014.40
Hudson Bay Overseas Fund Ltd	104,000	299,520.00
Hudson Bay Fund LP	96,000	276,480.00
Truk Opportunity Fund, LLC	146,859	422,953.92
Truk International Fund, LP	18,150	52,272.00

TOTAL	4,874,630	$14,038,934.40

Exhibit B

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit B-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;

3.	Exhibit B-2 - Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4.	Exhibit B-3 /B-4 - Investor Certificate:

Provide the information requested by the Certificate for Individual Investors (B-3) or the Certificate for Corporate, Partnership, Limited Liability Company, Trust, Foundation and Joint Investors (B-4), as applicable.

5.	Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-4, to:

Facsimile:

Telephone:

Attn:

6.	After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-4 to:

Address:

Telephone:

Attn:

B.	Instructions regarding the wire transfer of funds for the purchase of the Common Shares will be telecopied to the Investor by the Company at a later date.

Exhibit B-1

Orchid Cellmark Inc.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Common Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:	______________________________________

2.	The relationship between the Investor of the Common Shares and the Registered Holder listed in response to item 1 above if not the same:	______________________________________

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:	______________________________________ ______________________________________ ______________________________________ ______________________________________ ______________________________________

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:	______________________________________

Exhibit B-2

Orchid Cellmark Inc.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1. Please state your organization’s name exactly as it should appear in the Registration Statement:

_____________________________________________________________________________

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

_____________________________________________________________________________

2. Address of your organization:

______________________________________________________

______________________________________________________

Telephone: ____________________________

Fax: __________________________________

Contact Person: _________________________

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

                Yes                                          No

If yes, please indicate the nature of any such relationship below:

4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

                Yes                                          No

If yes, please describe the nature and amount of such ownership as of a recent date.

5. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

                Yes                                          No

If yes, please describe the nature and amount of such arrangements.

1. NASD Matters

(a) State below whether (i) you or any associate or affiliate of yours are a member of the NASD, a controlling shareholder of an NASD member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any NASD member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any NASD member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes: _______	No: _______

If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

(b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes: _______	No: _______

If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated:
Name

Signature

Name and Title of Signatory

Exhibit B-3

Orchid Cellmark Inc.

CERTIFICATE FOR INDIVIDUAL INVESTORS

If the Investor is an individual, he/she must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

Please check one below:

             The Investor is natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of the Closing exceeds $1,000,000;

             The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level for the current year.

Print Name of Investor	Signature of Investor

Print Name of Spouse (if funds are to be invested in joint name or are community property)	Signature of Spouse (if funds are to be invested in joint name or are community property)

Exhibit B-4

Orchid Cellmark Inc.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,

TRUST, FOUNDATION AND JOINT INVESTORS

If the investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

             Limited Partnership

             General Partnership

             Limited Liability Company

             Corporation

             Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

             Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

             Other form of organization (indicate form of organization (                                                                                                                                                                                                                                                             ).

(c) Indicate the approximate date the undersigned entity was formed:                        .

(d) In order for the Company to offer and sell the Common Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

_____	1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_____	2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_____	3 An insurance company as defined in Section 2(13) of the Securities Act;

_____	4 An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____	5. . A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____	6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____	7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____	8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____	9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of $5,000,000;

_____	10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act;

_____

11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:    _________________________________________________________________________________________

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

Dated: , 2006

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

SECURITIES DELIVERY INSTRUCTIONS

Please instruct us as to where you would like the Common Shares delivered to at Closing:

Name:

Company:

Address:

Telephone:

Other Special Instructions:

Exhibit C

OPINION OF COMPANY CORPORATE COUNSEL

To: The Investors Listed on Schedule I attached hereto

Ladies and Gentlemen:

This opinion is being furnished to you pursuant to Section 2.2(a)(ii) of the Securities Purchase Agreement (the “Agreement”), dated as of November     , 2006, between you and Orchid Cellmark Inc., a Delaware corporation (the “Company”). We have acted as special counsel to the Company in connection with the Agreement and the transactions contemplated therein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

In rendering the opinions expressed below, we have examined executed originals or counterparts of (i) the Transaction Documents, (ii) the Company’s Restated Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”), (iii) the Company’s Second Amended and Restated Bylaws, as amended to date (the “Bylaws”), (iv) the other documents delivered in connection with the Closing on the date hereof, and (v) such other documents as we have deemed necessary for purposes of this opinion.

Insofar as this opinion relates to certain factual matters, and in the absence of our actual knowledge to the contrary, we have relied (as to those factual matters but not legal conclusions) upon representations and warranties of the Company, certificates of officers of the Company and of public officials, and certificates delivered to you in connection with the Transaction Documents and the transactions contemplated thereby.

As used herein, any reference to “our knowledge,” “best of our knowledge,” “of which we have knowledge,” “of which we are aware,” “known to us” or words of similar import, shall mean the conscious awareness of the existence or absence of any facts or other information by any lawyer in this firm who was involved in representing the Company in connection with the transactions contemplated by the Agreement. Except as expressly set forth in this opinion, we have not undertaken any independent investigation, including, without limitation, any investigation of corporate, court or other documents or records, to determine the existence or absence of any such facts or other information, and no inference as to our knowledge of the existence or absence of any facts or other information should be drawn from the fact of our representation of the Company.

In rendering the opinions set forth herein, we have assumed, with your permission and without independent inquiry or investigation, (i) the genuineness of all signatures (other than those of the Company or its officers) on all documents and instruments examined by us, (ii) the authenticity of all documents submitted to us as originals, and (iii) the conformity to originals of all documents submitted to us as certified, photostatic or conformed copies, and the authenticity of the originals of such documents. We have also assumed that each of the parties to the Transaction Documents (other than the Company) had all requisite power and authority and has taken all necessary action (corporate or otherwise) to execute and deliver the Transaction Documents to which it is a party and to effect the transactions contemplated thereby and that the Transaction Documents constitute the legal, valid and binding obligation of each of such other parties enforceable in accordance with their respective terms.

Our opinion contained in paragraph (1) below with respect to the due organization, valid existence and good standing of the Company in the State of Delaware and the good standing and qualification of the Company to do business in the State of New Jersey is based solely upon certificates to such effect issued as of a recent date by the Secretary of State (or comparable official) of the applicable jurisdiction.

Our opinion contained in paragraph (2) below as to the due organization and good standing of the Subsidiaries (as defined below) is based solely upon certificates to such effect issued as of a recent date by the Secretary of State (or comparable official) of the applicable jurisdiction.

Our opinion contained in paragraph (4) below as to enforceability is subject to the further qualification that such enforceability may be (i) limited by bankruptcy, insolvency (including, without limitation, fraudulent conveyances and fraudulent transfers), reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) limited by general equitable principles, including, without limitation, concepts of good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) subject to the effect of any public policy considerations or court decisions which may limit the rights of any person or entity to obtain indemnification, and (iv) subject to the effects of generally applicable rules of law that limit or affect the enforcement of provisions that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness. In addition, we express no opinion as to whether a federal or state court would give effect to the choice of law provisions set forth in the Transaction Documents.

This opinion is limited to the laws of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware, and the federal laws of the United States of America, and we express no opinions with respect to the law of any other jurisdiction.

Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

1.	The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals, required to own and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in the State of New Jersey.

2.	Each of the following subsidiaries of the Company (the “Subsidiaries”) is duly organized and in good standing under the laws of the jurisdiction set forth below:

Subsidiary	Jurisdiction of Organization

Lifecodes Corporation	Delaware

GeneScreen, Inc.	Delaware

Orchid Cellmark ULC	Nova Scotia

Orchid Cellmark Ltd.	United Kingdom

3.	The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each Transaction Document executed by it, or any of its officers, to issue, sell and deliver the Common Shares pursuant to the Transaction Documents, and to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

4.	All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Common Shares pursuant to the Agreement, and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

5.	The Common Shares which are being issued on the date hereof pursuant to the Agreement are duly authorized and, when issued against payment therefor in accordance with the provisions of the Agreement, will be validly issued, fully paid and nonassessable, free and clear of any preemptive right pursuant to the Company’s Certificate of Incorporation or under the provisions of the General Corporation Law of the State of Delaware.

6.	Assuming (i) the accuracy of the representations of the Investors contained in the Agreement and (ii) compliance by the Investors with the covenants set forth in the Agreement, the Common Shares may be issued to the Investors without registration under the Securities Act of 1933, as amended.

7.

The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents, the issuance, sale and delivery of the Common Shares pursuant to the Agreement do not to our knowledge (a) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws or other similar organizational documents of the Company or its Subsidiaries, or, to our knowledge, any provision of any law, rule or regulation having applicability to the Company or its Subsidiaries, (b) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company or its Subsidiaries is a party or is subject or (c) to our knowledge, result in the creation or imposition of any lien, claim or encumbrance on any of the Company’s or its Subsidiaries’ assets or properties.

8.	No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory authority, or self-regulatory organization, is required in connection with the valid execution, delivery and performance by the Company of the Transaction Documents, or the offer, sale, issuance or delivery of the Common Shares or the consummation of the transactions contemplated thereby, except for (A) the filing of a Form D with the Securities and Exchange Commission, (B) such as may be required under state securities or Blue Sky laws and (C) such as may be required under the rules of The Nasdaq Stock Market LLC.

9.	The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

We express no opinion as to any matter other than as expressly set forth above, and no other opinion is intended to be implied nor may be inferred herefrom. The opinions expressed herein are given as of the date hereof, and we undertake no obligation hereby and disclaim any obligation to advise you of any change after the date hereof pertaining to any matter referred to herein. The opinion is rendered solely for your benefit and may not be circulated, quoted, relied upon or otherwise referred to by any other person without our written consent.

Exhibit D

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

Exhibit E

COMPANY TRANSFER AGENT INSTRUCTIONS

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Attention:

Re: Orchid Cellmark Inc.

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of November __, 2006 (the “Agreement”), by and among Orchid Cellmark Inc., a Delaware corporation (the “Company”), and the investors named on the Schedule of Investors attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of Common Stock of the Company, par value $.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale of the Common Shares or upon the request of a Holder, in each case, in compliance with this paragraph. You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and that resales of the Common Shares may be made thereunder, or (ii) sales of the Common Shares may be made in conformity with Rule 144 under the Securities Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) in the case of clause (a)(i) above, a written request of a Holder to issue new certificates representing the Common Shares without any legend restricting transfer and in the case of clause (a)(ii) above, notice from legal counsel to the Company or any Holder that a transfer of Common Shares has been effected pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of the notice or request referred to in clause (c) above and the certificates for shares that are being transferred or reissued, you shall issue the certificates representing the Common Shares so requested (in the case of clause (a)(i) above) to the Holder requesting such issuance or so sold (in the case of clause (a)(ii) above) to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction. If instructed by a Holder to reissue Common Shares pursuant to this paragraph via the Depository Trust Company’s Deposit/Withdrawal at Custodian, or DWAC system, you are hereby instructed to comply with such request if (a) you are then participating in The Depository Trust Company’s DWAC system and (b) the Common Shares are then eligible to be included in the DWAC system.

A form of written confirmation from the Company’s outside legal counsel to the effect that a registration statement covering resales of the Common Shares has been declared effective by the SEC under the Securities Act and that Common Shares are freely transferable by the Holders and accordingly may be issued (or reissued, as applicable) and delivered to the Holders free of all legends restricting transfer is attached hereto as Exhibit I.

You need not require further letters from us or our counsel to effect any future issuance or reissuance of shares of Common Stock to the Holders of contemplated by the Agreement and this letter. This letter shall serve as our standing irrevocable instructions with regard to this matter.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (609) 750-2200.

Very truly yours,

ORCHID CELLMARK INC.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO this day of , 2006

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

Enclosures

DISCLOSURE SCHEDULES

TO THE

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

ORCHID CELLMARK INC.

AND THE INVESTORS SET FORTH THEREIN

November 20, 2006

These Disclosure Schedules are being delivered pursuant to that certain Securities Purchase Agreement dated November 20, 2006, among Orchid Cellmark Inc. (“Orchid”) and the Investors set forth therein (the “Agreement”). Capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement unless otherwise defined herein. The inclusion of, or reference to, any item on any schedule herein does not constitute an admission that such item or information is material or meets all criteria set forth in the Agreement for inclusion in such schedule. Information disclosed in any item of any schedule shall be deemed to be disclosed for all purposes of the Agreement and all other schedules or items thereto to the extent the applicability of such information to the Agreement and such other schedule(s) or item(s) thereto is reasonably apparent.

Schedule 3.1(a)

SUBSIDIARIES

The Company has the following Material Subsidiaries:

Orchid Cellmark Ltd., a company formed under the laws of the United Kingdom and a wholly owned subsidiary of Orchid Cellmark Inc.

Lifecodes Corporation, a Delaware corporation and wholly owned subsidiary of Orchid Cellmark Inc.

GeneScreen, Inc., a Delaware corporation and wholly owned subsidiary of Orchid Cellmark Inc.

Orchid Cellmark ULC, a company formed under the laws of Nova Scotia and a wholly-owned subsidiary of Lifecodes Corporation.

2

Schedule 3.1(f)

CAPITALIZATION

	Authorized	Issued and Outstanding
Common Stock	150,000,000	24,507,000 issued and 24,344,000 outstanding at 9/30/06

Preferred Stock	5,000,000, including 1,000,000 of Series A Junior Participating Preferred Stock under Shareholder Rights Plan	0

Common Stock Warrants	631,560 shares of Common Stock are reserved for issuance.	Warrant rights exercisable for up to 631,560 shares of Common Stock are currently outstanding.

1995 Stock Incentive Plan	700,000 shares of Common Stock are reserved for issuance. Awards may no longer be made under this Plan.	Options exercisable for up to 291,916 shares of Common Stock are currently outstanding under this Plan.

2005 Stock Plan	2,200,000 shares of Common Stock are reserved for issuance.	Options exercisable for up to 1,216,878 shares of Common Stock are currently outstanding under this Plan.

Employee Stock Purchase Plan	550,000 shares of Common Stock are reserved for issuance.	0

On February 27, 2004, the Company issued approximately 3,158,000 shares of common stock and four-year warrants to purchase an additional approximately 632,000 shares of common stock in a private placement to 33 investors. The warrants in this transaction contain certain anti-dilution and price adjustment provisions and the issuance and sale of the Common Shares may obligate the Company to adjust the exercise, conversion, exchange or reset price under these warrants.

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Schedule 3.1(g)

SEC REPORTS; FINANCIAL STATEMENTS

None.

4

Schedule 3.1(h)

NO MATERIAL CHANGES

None.

5

Schedule 3.1(j)

COMPLIANCE

None.

6

Schedule 3.1(o)

LISTING AND MAINTENANCE REQUIREMENTS

None.

7

Schedule 3.1(p)

REGISTRATION RIGHTS

None.

8

Schedule 3.1(q)

APPLICATION OF TAKEOVER PROTECTIONS

None.

9

Schedule 3.1(t)

PATENTS AND TRADEMARKS

None.

10

Schedule 3.1(x)

INTERNAL ACCOUNTING CONTROLS

None.

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